                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 333 South Grand Avenue,
28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE HUNTINGTON INVESTMENT FUND II, L.P.

Date of Event Requiring Statement: December 15, 2017.

Issuer Name: SunOpta Inc. [STKL]

                           OAKTREE HUNTINGTON INVESTMENT FUND
                           II, L.P.

                           By:    Oaktree Huntington Investment Fund II GP, L.P.
                           Its:   General Partner

                           By:    Oaktree Fund GP, LLC
                           Its:   General Partner

                           By:    Oaktree Fund GP I, L.P.
                           Its:   Managing Member

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Authorized Signatory

                           OAKTREE HUNTINGTON INVESTMENT FUND II
                           GP, L.P.

                           By:    Oaktree Fund GP, LLC
                           Its:   General Partner

                           By:    Oaktree Fund GP I, L.P.
                           Its:   Managing Member

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Authorized Signatory

                           OAKTREE FUND GP, LLC

                           By:    Oaktree Fund GP I, L.P.
                           Its:   Managing Member

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Authorized Signatory

                           OAKTREE FUND GP I, L.P.

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Authorized Signatory

                           OAKTREE CAPITAL I, L.P.

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OCM HOLDINGS I, LLC

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OAKTREE HOLDINGS, LLC

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OAKTREE CAPITAL MANAGEMENT, L.P.

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OAKTREE HOLDINGS, INC.

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OAKTREE CAPITAL GROUP, LLC

                           By:    Oaktree Capital Group Holdings GP, LLC
                           Its:   Manager

                           By:   /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President

                           OAKTREE CAPITAL GROUP HOLDINGS GP,
                           LLC

                           By:    /s/ Brian Price
                              -------------------
                           Name:  Brian Price
                           Title: Vice President